                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-6529

                             Columbia Funds Trust VI
            --------------------------------------------------------
               (Exact name of registrant as specified in charter)

            One Financial Center, Boston, Massachusetts     02111
            --------------------------------------------------------
             (Address of principal executive offices)     (Zip code)

                            Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
            --------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698

Date of fiscal year end: 06/30/05

Date of reporting period: 06/30/05

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

                                    [GRAPHIC]



                         COLUMBIA SMALL CAP VALUE FUND

                                 Annual Report
                                 June 30, 2005

                     PRESIDENT'S MESSAGE
                                                  --------------------------
                              Columbia Small Cap Value Fund

[PHOTO]



Dear Shareholder:

Columbia Management, the asset management division of Bank of America, is in the final stages of a significant business integration effort. Over the last year, we have been integrating various components of the Nations Funds, Galaxy Funds and Columbia Funds, which will result in a single fund family that covers a wide range of markets, sectors and asset classes. Our team of talented, seasoned investment professionals will continue to strive to achieve strong results within their investment categories. Our objective is not only to provide our shareholders with the best products but also to enhance the breadth and availability of our services. Given our ability to now leverage the size and scale of the Columbia Management business, I am pleased that these efforts will also result in substantial cost savings to the funds.

Our goal is to create a more simplified, clearly delineated product line. Through thoughtful project planning and execution, we will initially reduce the number of retail mutual funds from over 140 to fewer than 90. Earlier this year several fund mergers and liquidations were successfully completed. As we work to complete the remaining product and service provider consolidations in the coming months, we remain committed to building a mutual fund business that meets, and hopefully exceeds, your desire for personal financial solutions. We will continue to strive for the highest standards of performance and service excellence. The asset management business is in a time of transformation and we are committed to being progressive and innovative in our approach to the business. We value the confidence you have placed in us to assist you in managing your funds during these changing times. As with all businesses within Bank of America, we understand that your trust must be continuously earned and will remain focused on producing results for you.

In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We encourage you to read the manager reports carefully and discuss any questions you have with your financial advisor. As always, we thank you for choosing Columbia Management. We look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ Christopher Wilson
Christopher L. Wilson
President, Columbia Funds

Christopher L. Wilson is Head of Mutual Funds for Columbia Management, President of Columbia Funds, President & CEO of Nations Funds and President of Galaxy Funds. He is responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris joined Bank of America in August 2004.
Table of Contents


                        Performance Information.... 1

                        Fund Profile............... 2

                        Understanding Your Expenses 3

                        Economic Update............ 4

                        Portfolio Manager's Report. 5

                        Financial Statements....... 7

                          Investment Portfolio..... 8

                    Statement of Assets and Liabilities.. 16

                    Statement of Operations.............. 17

                    Statement of Changes in Net Assets... 18

                    Notes to Financial Statements........ 20

                    Financial Highlights................. 26

                  Report of Independent
                  Registered Public Accounting Firm...... 30

                  Unaudited Information.................. 31

                  Trustees............................... 32

                  Officers............................... 34

                  Columbia Funds......................... 35

                  Important Information
                  About This Report...................... 37

The views expressed in the President's Message and Portfolio Manager's Report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

                           --------------------------
                           Not FDIC May Lose Value
                           Insured  -----------------
                                    No Bank Guarantee
                           -        -----------------

                  PERFORMANCE INFORMATION
                                                   ----------------------------
                                Columbia Small Cap Value Fund

Performance of a $10,000 investment 07/01/95 - 06/30/05 ($)

                          sales charge: without  with
                          ----------------------------
                          Class A       32,558  30,686
                          ----------------------------
                          Class B       30,193  30,193
                          ----------------------------
                          Class C       29,719  29,719
                          ----------------------------
                          Class Z       33,438   n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates. Growth of a $10,000 investment 07/01/95 - 06/30/05

                                    [CHART]

                   Class A           Class A
                shares without     shares with      Russell 2000
                 sales charge      sales charge     Value Index
                --------------     -------------    ------------
07/01/1995          $10,000          $ 9,425          $10,000
07/31/1995           11,155           10,514           10,365
08/31/1995           11,272           10,624           10,673
09/30/1995           11,519           10,857           10,832
10/31/1995           11,051           10,416           10,400
11/30/1995           11,456           10,797           10,813
12/31/1995           11,357           10,704           11,148
01/31/1996           11,215           10,570           11,221
02/29/1996           11,774           11,097           11,397
03/31/1996           12,167           11,467           11,637
04/30/1996           12,811           12,074           11,955
05/31/1996           13,274           12,511           12,257
06/30/1996           12,531           11,811           12,112
07/31/1996           11,674           11,003           11,468
08/31/1996           12,190           11,489           11,966
09/30/1996           12,814           12,077           12,292
10/31/1996           12,601           11,877           12,435
11/30/1996           13,354           12,586           13,104
12/31/1996           13,440           12,668           13,530
01/31/1997           13,578           12,797           13,738
02/28/1997           13,294           12,529           13,869
03/31/1997           12,686           11,957           13,497
04/30/1997           12,873           12,133           13,695
05/31/1997           14,078           13,268           14,786
06/30/1997           14,979           14,117           15,534
07/31/1997           15,870           14,957           16,186
08/31/1997           16,086           15,161           16,443
09/30/1997           17,154           16,167           17,537
10/31/1997           16,595           15,640           17,060
11/30/1997           16,600           15,645           17,248
12/31/1997           16,649           15,692           17,832
01/31/1998           16,539           15,588           17,510
02/28/1998           17,899           16,870           18,569
03/31/1998           18,930           17,841           19,323
04/30/1998           19,180           18,077           19,417
05/31/1998           17,950           16,918           18,730
06/30/1998           17,816           16,791           18,625
07/31/1998           16,159           15,230           17,167
08/31/1998           12,879           12,138           14,479
09/30/1998           13,165           12,408           15,297
10/31/1998           14,174           13,359           15,751
11/30/1998           15,273           14,395           16,178
12/31/1998           15,621           14,723           16,686
01/31/1999           15,251           14,374           16,307
02/28/1999           13,694           12,906           15,193
03/31/1999           13,449           12,675           15,069
04/30/1999           14,469           13,637           16,444
05/31/1999           14,969           14,108           16,949
06/30/1999           15,807           14,898           17,563
07/31/1999           15,739           14,834           17,146
08/31/1999           14,765           13,916           16,519
09/30/1999           14,682           13,838           16,189
10/31/1999           14,780           13,930           15,865
11/30/1999           15,233           14,357           15,947
12/31/1999           16,264           15,329           16,437
01/31/2000           15,400           14,515           16,006
02/29/2000           16,113           15,187           16,984
03/31/2000           16,566           15,613           17,064
04/30/2000           16,665           15,707           17,165
05/31/2000           16,244           15,310           16,902
06/30/2000           16,952           15,977           17,396
07/31/2000           17,082           16,100           17,975
08/31/2000           18,473           17,411           18,778
09/30/2000           18,613           17,543           18,671
10/31/2000           18,628           17,557           18,604
11/30/2000           17,227           16,237           18,225
12/31/2000           19,348           18,236           20,182
01/31/2001           19,294           18,185           20,739
02/28/2001           18,698           17,623           20,710
03/31/2001           18,298           17,246           20,379
04/30/2001           19,502           18,380           21,322
05/31/2001           20,174           19,014           21,870
06/30/2001           20,322           19,153           22,749
07/31/2001           20,316           19,147           22,240
08/31/2001           19,948           18,801           22,162
09/30/2001           17,596           16,584           19,715
10/31/2001           18,008           16,972           20,230
11/30/2001           19,259           18,152           21,684
12/31/2001           20,679           19,490           23,011
01/31/2002           20,811           19,614           23,317
02/28/2002           21,163           19,946           23,460
03/31/2002           22,701           21,396           25,214
04/30/2002           23,162           21,830           26,102
05/31/2002           22,372           21,086           25,238
06/30/2002           21,630           20,386           24,680
07/31/2002           18,991           17,899           21,013
08/31/2002           19,336           18,225           20,920
09/30/2002           18,018           16,982           19,427
10/31/2002           18,378           17,321           19,718
11/30/2002           19,800           18,662           21,291
12/31/2002           19,240           18,134           20,382
01/31/2003           18,674           17,601           19,807
02/28/2003           17,716           16,698           19,142
03/31/2003           17,750           16,729           19,347
04/30/2003           19,119           18,019           21,185
05/31/2003           20,704           19,513           23,348
06/30/2003           21,161           19,944           23,742
07/31/2003           22,281           20,999           24,927
08/31/2003           23,299           21,959           25,874
09/30/2003           23,063           21,737           25,577
10/31/2003           24,945           23,511           27,661
11/30/2003           25,936           24,444           28,723
12/31/2003           26,825           25,283           29,763
01/31/2004           27,791           26,193           30,793
02/29/2004           28,250           26,625           31,390
03/31/2004           28,812           27,155           31,824
04/30/2004           27,622           26,034           30,178
05/31/2004           27,796           26,198           30,543
06/30/2004           29,325           27,638           32,095
07/31/2004           27,976           26,367           30,619
08/31/2004           27,844           26,243           30,919
09/30/2004           28,986           27,319           32,143
10/31/2004           29,397           27,707           32,641
11/30/2004           32,061           30,217           35,537
12/31/2004           32,943           31,048           36,386
01/31/2005           31,773           29,946           34,978
02/28/2005           32,482           30,614           35,674
03/31/2005           31,929           30,093           34,939
04/30/2005           30,042           28,315           33,136
05/31/2005           31,259           29,462           35,157
06/30/2005           32,558           30,686           36,713


The chart above shows the growth in value of a hypothetical $10,000 investment in Class A Shares of Columbia Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.
Average annual total return as of 06/30/05 (%)

        Share class        A             B             C          Z
        ---------------------------------------------------------------
        Inception      07/25/86      11/09/92      01/15/96    07/31/95
        ---------------------------------------------------------------
        Sales charge without with  without with  without with  without
        ---------------------------------------------------------------
        1-year        10.99   4.61  10.18   5.18  10.19   9.19  11.34
        ---------------------------------------------------------------
        5-year        13.93  12.59  13.06  12.82  13.07  13.07  14.24
        ---------------------------------------------------------------
        10-year       12.53  11.86  11.68  11.68  11.51  11.51  12.83
        ---------------------------------------------------------------

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD HAVE BEEN LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. CLASS Z SHARES HAVE LIMITED ELIGIBILITY AND THE INVESTMENT MINIMUM REQUIREMENT MAY VARY. PLEASE SEE THE FUND'S PROSPECTUS FOR DETAILS. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.
Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.
Class C and class Z are newer classes of shares. Class C share performance information includes returns of the fund's class B shares for periods prior to the inception of class C shares. Class B shares would have substantially similar annual returns because class B and class C shares generally have similar expense structures. Class Z share performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These returns have not been adjusted to reflect any difference in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been different. Class A shares were initially offered on July 25, 1986, class B shares were initially offered on November 9, 1992, class C shares were initially offered on January 15, 1996 and class Z shares were initially offered on July 31, 1995.

                      FUND PROFILE
                                   -----------------------
                                       Columbia Small Cap
                                               Value Fund

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.
Top 10 holdings as of 06/30/05 (%)

                          American Greetings      1.0
                          ---------------------------
                          Lufkin Industries       1.0
                          ---------------------------
                          Kindred Healthcare      1.0
                          ---------------------------
                          Watsco                  1.0
                          ---------------------------
                          Scientific Games        0.9
                          ---------------------------
                          Pediatrix Medical Group 0.9
                          ---------------------------
                          Greif                   0.9
                          ---------------------------
                          Eagle Materials         0.9
                          ---------------------------
                          Precision Castparts     0.9
                          ---------------------------
                          GameStop                0.9
                          ---------------------------

Top 5 sectors as of 06/30/05 (%)

                          Financials             27.0
                          ---------------------------
                          Industrials            15.7
                          ---------------------------
                          Consumer discretionary 13.8
                          ---------------------------
                          Information technology 11.3
                          ---------------------------
                          Health Care             9.5
                          ---------------------------


Portfolio characteristics and holdings are subject to change periodically and may not be representative of current holdings.
Sector breakdowns and portfolio holdings are calculated as a percentage of net assets.
Management Style is determined by Columbia Management, and is based on the investment strategy and process as outlined in the fund's prospectus.
Past performance is no guarantee of future results.
Summary

.. For the 12-month period ended June 30, 2005, the fund's class A shares returned 10.99% without sales charge.

.. The fund trailed its benchmark, the Russell 2000 Value Index, and its peer group, the Morningstar Small Cap Value Category.

.. During this period, the financially strong companies we favored did not perform as well as companies with high levels of debt on their balance sheets. However, we believe that our focus is prudent for the longer term.

                                  [FLOW CHART]

    Class A shares            Russell 2000 Value Index
    --------------            ------------------------
        10.99%                        14.39%



                                   Objective
Seeks long-term growth by investing primarily in smaller capitalization equity securities

                               Total Net Assets
                                $720.2 million

Management Style

                                    [GRAPHIC]

           UNDERSTANDING YOUR EXPENSES
                                       -----------------------------
                                       Columbia Small Cap Value Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

..  For shareholders who receive their account statements from Columbia Funds
   Services, Inc., on or about August 22, 2005, Columbia Funds Services, Inc. will undergo a name change to Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611

.. For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance

1.Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2.In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

01/01/05 - 06/30/05

        Account value at the        Account value at the     Expenses paid      Fund's annualized
        beginning of the period ($) end of the period ($) during the period ($) expense ratio (%)
-------------------------------------------------------------------------------------------------
         Actual     Hypothetical    Actual  Hypothetical  Actual  Hypothetical
-------------------------------------------------------------------------------------------------
Class A 1,000.00      1,000.00      988.10    1,018.15     6.61       6.71            1.34
-------------------------------------------------------------------------------------------------
Class B 1,000.00      1,000.00      984.68    1,014.43    10.28      10.44            2.09
-------------------------------------------------------------------------------------------------
Class C 1,000.00      1,000.00      984.58    1,014.43    10.28      10.44            2.09
-------------------------------------------------------------------------------------------------
Class Z 1,000.00      1,000.00      989.59    1,019.39     5.38       5.46            1.09
-------------------------------------------------------------------------------------------------

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.
It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                 ECONOMIC UPDATE
                                 -----------------------------
                                 Columbia Small Cap Value Fund

The US economy moved ahead at a steady pace during the 12-month period that began July 1, 2004 and ended June 30, 2005. Gross domestic product expanded at an estimated annualized rate of approximately 3.7% as job growth helped buoy consumer spending and rising profits boosted business spending. Record high energy prices failed to put a significant damper on growth.

Job growth dominated the economic news and drove consumer confidence readings both up and down, depending on the number of new jobs reported. Overall, the labor market improved during the period and consumers remained significantly more optimistic about prospects for the US economy and about their own employment than they were a year ago.

Consumer spending grew during the period, as retail sales and the housing market remained strong. The business sector contributed to the economy's growth. Yet, given a maturing economic cycle, two straight years of double-digit profit growth and a significant build-up of cash on corporate balance sheets, business spending was not as robust as expected.

Stocks rebounded but remained volatile

Buoyed by strong gains in the fourth quarter of 2004, the S&P 500 Index -- a broad measure of large company stock market performance -- returned 6.32% for the period. Returns were lackluster throughout most of 2004, but most segments of the stock market bounced back after the presidential election was settled in November. Stocks retreated early in 2005 as rising energy prices and higher interest rates appeared to turn investors cautious once again. However, small and mid-cap stocks outperformed large cap stocks and value stocks led growth stocks by a significant margin. The Russell 2000 Value Index, which measures the return of small-cap value stocks, returned 14.39% for the 12-month period, compared to a 4.29% return for the Russell 2000 Growth Index. Utilities were the strongest performing sector of the market, as measured by the S&P Utilities Index, which gained 37.95%.

Bonds delivered solid gains

The US bond market delivered solid returns despite rising short-term interest rates, which historically have driven yields on other maturity ranges higher -- and bond prices lower. That was not the case over the past 12 months. After a brief period of volatility early in 2005, the yield on the 10-year US Treasury note, a bellwether for the bond market, ended the period at 3.9% -- significantly lower than where it started the period, at 4.6%.

In this environment, the Lehman Brothers Aggregate Bond Index returned 6.80% for the 12-month period. Municipal bonds did even better as state revenues strengthened and fiscal constraints helped many states balance their budgets. High-yield bonds led the fixed income markets, as a stronger economy resulted in improved credit ratings, stronger balance sheets and higher profits for many companies in the high-yield universe. The Merrill Lynch US High Yield, Cash Pay Index returned 10.64%. The sector was hit hard in the spring on news that GM and Ford bonds had been downgraded by the major rating agencies. High-yield bonds retreated then bounced back in the final months of the period.

Short-term interest rates moved higher

After a year of the lowest short-term interest rates in recent history, the Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 1.25% to 3.25% during the period/1/. From the outset, the Fed indicated that it would raise short-term interest rates at a "measured pace" in an attempt to balance economic growth against inflationary pressures, and so far each of its nine increases have been in one-quarter percentage point increments. In recent testimony, Fed chairman Greenspan suggested that any future increases would likely follow the same gradual course.
/1/On August 9, 2005, the federal funds rate was increased to 3.5%.

Summary
For the 12-month period ended June 30, 2005

.. Stock market returns, as measured by the S&P 500 Index, got a boost from a fourth-quarter rally in 2004. Value stocks outperformed growth stocks, and small cap stocks outperformed large cap stocks, as measured by the Russell 2000 Value Index.

                                  [FLOW CHART]
S&P 500 Index      Russell Index
-------------      -------------
    6.32%             14.39%



..  Bonds chalked up solid gains as measured by the Lehman Brothers Aggregate
   Bond Index. High-yield bonds led the fixed income markets, as measured by the Merrill Lynch US High Yield, Cash Pay Index.

                                  [FLOW CHART]
Lehman Index      Merrill Lynch Index
------------      -------------------
   6.80%                10.64%


The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.
The Russell 2000 Value Index is an unmanaged index that tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
The Lehman Brothers Aggregate Bond Index is an unmanaged, market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.
The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

            PORTFOLIO MANAGER'S REPORT
                                       -----------------------------
                                       Columbia Small Cap Value Fund

For the 12-month period ended June 30, 2005, Columbia Small-Cap Value Fund class A shares returned 10.99% without sales charge. Performance fell short of the Russell 2000 Value Index, which returned 14.39%. The fund also trailed the average return of its peer group, the Morningstar Small Value Category, which was 12.85% over the same period./1/

The fund benefited from strong stock selection, especially in the materials and consumer discretionary sectors. Our focus remained on companies with strong competitive and financial positions, good earnings growth prospects and reasonable valuations. However, the fund lost some ground relative to the Russell Index because it did not own companies with high levels of debt on their balance sheets. These lower quality companies rallied sharply. However, we believe our focus on higher quality companies is prudent for the longer term. In addition, the fund owned more stocks than the index at the smaller end of the small-cap range. During the period, relatively larger stocks in the index did better.

Strong stock selection in materials, telecommunication services and consumer discretionary

The fund's materials stocks far outpaced the sector's return in the Russell Index. Within the sector, the fund benefited from its emphasis on coal, titanium, steel and building materials stocks, all of which rose sharply amid strong global demand and improved pricing. We cut back on steel stocks in early 2005, which helped performance as steel prices softened.

Stock selection within the consumer discretionary sector also contributed to relative performance. Specialty retailers were among the fund's top performers. One holding was bought out at a substantial premium and another purchased a major competitor. The fund also owned a tire retailer and a building materials retailer, both of which benefited from attractive valuations and good earnings. Telecom services stocks further aided returns, driven by gains from a wireless stock.

Contributions from industrial and energy stocks

Although the fund's industrial and energy stocks did not keep pace with the sectors' returns in the index, they rose nicely. In industrials, the biggest gainers were highly leveraged, lower quality companies, which the fund did not own. The fund also held a few smaller-cap industrial stocks that lost ground when the companies reported moderately disappointing earnings. Energy stocks posted huge gains, fueled by high oil and gas prices. Among the best performers were highly leveraged refiners as well as more expensive exploration and production stocks. Neither of these types of stocks fit with our strategy.

/1/(C)2004, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.


Net asset value per share as of 06/30/05 ($)

                                 Class A 43.12
                                 -------------
                                 Class B 38.00
                                 -------------
                                 Class C 39.60
                                 -------------
                                 Class Z 44.54

Distributions declared per share 07/01/04 - 06/30/05 ($)

                                  Class A 3.62
                                  ------------
                                  Class B 3.38
                                  ------------
                                  Class C 3.38
                                  ------------
                                  Class Z 3.72

--------------------------------------------------------------------------------
                          Columbia Small Cap Value Fund

Below-average stakes in financials and utilities

The fund's financials and utilities stocks posted strong gains. However, the fund had less exposure to these sectors than the Russell index. In financials, the fund was underweight in real estate investment trusts
(REITs) because we thought the stocks seemed expensive at this point in the real estate cycle. REITs continued to rally, but we remained comfortable with our position going forward. The fund's investments in banks, insurance companies and specialty finance performed in line with the sector's return in the index. In utilities, the fund's lack of exposure to lower quality companies hampered returns.

More neutral positioning

In anticipation of moderate economic growth ahead, we trimmed the fund's stake in the economically-sensitive industrials and materials sectors and shifted toward health care and consumer staples stocks with more predictable earnings growth. Going forward, we expect the gap between large-cap and small-cap stock performance to narrow. As a result, we raised the fund's median market cap to bring it more in line with the index. We plan to maintain the fund's focus on companies with stronger balance sheets, which we believe have the potential to be long-term winners.

                                    [GRAPHIC] Stephen Barbaro has managed the Columbia Small Cap
                                              Value Fund since June 2002 and has been with advisor or
                                              its predecessors or affiliate organizations since 1976.

                                              /s/ Stephen Barbaro


Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the advisor has placed on it.

We plan to maintain the fund's focus on companies with stronger balance sheets, which we believe have the potential to be long-term winners.

               FINANCIAL STATEMENTS
                                    -----------------------------
               June 30, 2005        Columbia Small Cap Value Fund

                                      A guide to understanding your fund's financial statements
                                      ---------------------------------------------------------------------------
               Investment Portfolio   The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.
                                      ---------------------------------------------------------------------------
Statement of Assets and Liabilities   This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.
                                      ---------------------------------------------------------------------------
            Statement of Operations   This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.
                                      ---------------------------------------------------------------------------
 Statement of Changes in Net Assets   This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments)
                                      during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.
                                      ---------------------------------------------------------------------------
      Notes to Financial Statements   These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.
                                      ---------------------------------------------------------------------------
               Financial Highlights   The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

               INVESTMENT PORTFOLIO
                                    -----------------------------
               June 30, 2005        Columbia Small Cap Value Fund

Common Stocks - 99.3%

CONSUMER DISCRETIONARY - 13.8%                                                 Shares  Value ($)
--------------------------------------- ------------------------------------- ------- ----------
                 Auto Components - 0.8% BorgWarner, Inc.                       78,100  4,191,627
                                        Modine Manufacturing Co.               58,943  1,919,184
                                                                Auto Components Total  6,110,811
                                        ------------------------------------- ------- ----------
                    Distributors - 0.8% Building Material Holding Corp.        78,043  5,407,600
                                                                   Distributors Total  5,407,600
                                        ------------------------------------- ------- ----------
   Hotels, Restaurants & Leisure - 3.5% Bob Evans Farms, Inc.                  73,850  1,722,182
                                        Dave & Buster's, Inc. (a)             158,300  2,919,052
                                        Landry's Restaurants, Inc.            130,000  3,911,700
                                        Lone Star Steakhouse & Saloon, Inc.   173,907  5,288,512
                                        Marcus Corp.                          163,000  3,458,860
                                        Scientific Games Corp., Class A (a)   236,200  6,360,866
                                        Vail Resorts, Inc. (a)                 51,600  1,449,960
                                                  Hotels, Restaurants & Leisure Total 25,111,132
                                        ------------------------------------- ------- ----------
              Household Durables - 1.8% American Greetings Corp., Class A     284,800  7,547,200
                                        CSS Industries, Inc.                   81,100  2,744,424
                                        Kimball International, Inc., Class B  174,534  2,303,849
                                                             Household Durables Total 12,595,473
                                        ------------------------------------- ------- ----------
                           Media - 2.3% 4Kids Entertainment, Inc. (a)         154,400  3,069,472
                                        Journal Communications, Inc., Class A 142,360  2,391,648
                                        Liberty Corp.                          74,200  2,731,302
                                        Media General, Inc., Class A           44,800  2,901,248
                                        Reader's Digest Association, Inc.     107,800  1,778,700
                                        Scholastic Corp. (a)                   94,900  3,658,395
                                                                          Media Total 16,530,765
                                        ------------------------------------- ------- ----------
                Specialty Retail - 2.5% GameStop Corp., Class A (a)           188,000  6,149,480
                                        Monro Muffler, Inc. (a)               170,906  5,043,436
                                        Movie Gallery, Inc.                   118,678  3,136,659
                                        Pier 1 Imports, Inc.                  127,800  1,813,482
                                        Rent-A-Center, Inc. (a)                24,431    568,998
                                        TBC Corp. (a)                          48,521  1,316,375
                                        Zale Corp. (a)                          7,739    245,249
                                                               Specialty Retail Total 18,273,679
                                        ------------------------------------- ------- ----------
Textiles, Apparel & Luxury Goods - 2.1% Delta Apparel, Inc.                    97,600  1,261,968
                                        Hampshire Group Ltd. (a)              181,400  3,557,254
                                        Kellwood Co.                          116,850  3,143,265
                                        Russell Corp.                         127,900  2,615,555
                                        Stride Rite Corp.                     160,800  2,217,432
                                        Tandy Brands Accessories, Inc.         15,615    170,203
                                        Wolverine World Wide, Inc.             95,180  2,285,272
                                               Textiles, Apparel & Luxury Goods Total 15,250,949
                                                                                      ----------
                                                         CONSUMER DISCRETIONARY TOTAL 99,280,409

CONSUMER STAPLES - 3.7%
--------------------------------------- ------------------------------------- ------- ----------
        Food & Staples Retailing - 1.4% BJ's Wholesale Club, Inc. (a)          70,300  2,284,047
                                        Performance Food Group Co. (a)         63,400  1,915,314
                                        Weis Markets, Inc.                    157,530  6,110,589
                                                       Food & Staples Retailing Total 10,309,950

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                  June 30, 2005 Columbia Small Cap Value Fund

Common Stocks - (continued)

CONSUMER STAPLES - (continued)                                               Shares  Value ($)
---------------------------------- ---------------------------------------- ------- ----------
              Food Products - 2.3% Central Garden & Pet Co. (a)              37,290  1,831,685
                                   Corn Products International, Inc.        194,880  4,630,349
                                   Flowers Foods, Inc.                      116,979  4,136,377
                                   J & J Snack Foods Corp.                   43,267  2,265,027
                                   Lancaster Colony Corp.                    28,651  1,229,701
                                   Lance, Inc.                              126,600  2,178,786
                                                                Food Products Total 16,271,925
                                                                                    ----------
                                                             CONSUMER STAPLES TOTAL 26,581,875

ENERGY - 6.5%
---------------------------------- ---------------------------------------- ------- ----------
Energy Equipment & Services - 1.5% Gulf Island Fabrication, Inc.              1,646     32,723
                                   Lufkin Industries, Inc.                  209,078  7,522,626
                                   Universal Compression Holdings, Inc. (a)  91,600  3,319,584
                                                  Energy Equipment & Services Total 10,874,933
                                   ---------------------------------------- ------- ----------
Oil, Gas & Consumable Fuels - 5.0% Bill Barrett Corp. (a)                    30,372    898,404
                                   Bois d'Arc Energy, Inc. (a)              107,874  1,591,142
                                   Cimarex Energy Co. (a)                   141,494  5,505,512
                                   Energy Partners Ltd. (a)                 154,200  4,041,582
                                   Harvest Natural Resources, Inc. (a)      226,400  2,474,552
                                   Houston Exploration Co. (a)               46,990  2,492,819
                                   InterOil Corp. (a)                        66,000  1,793,880
                                   Peabody Energy Corp.                      68,200  3,549,128
                                   Range Resources Corp.                    159,800  4,298,620
                                   Stone Energy Corp. (a)                    90,700  4,435,230
                                   Western Gas Resources, Inc.              131,800  4,599,820
                                                  Oil, Gas & Consumable Fuels Total 35,680,689
                                                                                    ----------
                                                                       ENERGY TOTAL 46,555,622

FINANCIALS - 27.0%
---------------------------------- ---------------------------------------- ------- ----------
            Capital Markets - 0.3% Piper Jaffray Companies, Inc. (a)         74,780  2,275,556
                                                              Capital Markets Total  2,275,556
                                   ---------------------------------------- ------- ----------
          Commercial Banks - 11.8% BancFirst Corp.                           20,955  1,822,875
                                   BancorpSouth, Inc.                       157,390  3,714,404
                                   BancTrust Financial Group, Inc.           82,600  1,613,178
                                   Bank of Granite Corp.                    116,293  2,225,848
                                   Bryn Mawr Bank Corp.                     135,864  2,596,361
                                   Capitol Bancorp Ltd.                     122,979  4,133,324
                                   Chemical Financial Corp.                 120,989  4,005,946
                                   Chittenden Corp.                         164,750  4,481,200
                                   Citizens Banking Corp.                    68,910  2,082,460
                                   City Holding Co.                          43,780  1,598,846
                                   Columbia Banking System, Inc.             91,500  2,252,730
                                   Community Trust Bancorp, Inc.             78,244  2,560,144
                                   Corus Bankshares, Inc.                   108,100  5,998,469
                                   First Citizens BancShares, Inc., Class A  17,700  2,558,535
                                   First Financial Bankshares, Inc.          78,200  2,646,288
                                   First Financial Corp.                     83,400  2,396,082
                                   Greater Bay Bancorp                      118,950  3,136,712
                                   Hancock Holding Co.                       60,641  2,086,050
                                   ITLA Capital Corp. (a)                    56,900  3,066,910
                                   MASSBANK Corp.                            23,300    807,345
                                   Merchants Bancshares, Inc.                94,132  2,469,835
                                   Mid-State Bancshares                     165,960  4,608,709
                                   Northrim BanCorp, Inc.                    86,000  2,019,280
                                   Sterling Bancshares, Inc.                278,300  4,330,348
                                   TriCo Bancshares                         209,228  4,674,154
                                   TrustCo Bank Corp. NY                    213,010  2,781,911
                                   UMB Financial Corp.                       75,100  4,282,953
                                   Whitney Holding Corp.                    125,550  4,096,696
                                                             Commercial Banks Total 85,047,593

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                  June 30, 2005 Columbia Small Cap Value Fund

Common Stocks - (continued)

FINANCIALS - (continued)                                                                Shares   Value ($)
--------------------------------------- ---------------------------------------------- ------- -----------
                Consumer Finance - 0.6% Cash America International, Inc.               215,800   4,341,896
                                                                        Consumer Finance Total   4,341,896
                                        ---------------------------------------------- ------- -----------
  Diversified Financial Services - 1.9% Advance America Cash Advance Centers, Inc.     205,100   3,281,600
                                        Metris Companies, Inc. (a)                     353,000   5,104,380
                                        MFC Bancorp Ltd. (a)                           285,170   5,312,717
                                                          Diversified Financial Services Total  13,698,697
                                        ---------------------------------------------- ------- -----------
                       Insurance - 6.0% AmerUs Group Co.                                63,400   3,046,370
                                        Argonaut Group, Inc. (a)                        34,223     790,209
                                        Baldwin & Lyons, Inc., Class B                  97,944   2,360,450
                                        CNA Surety Corp. (a)                           183,200   2,720,520
                                        Commerce Group, Inc.                            32,900   2,043,419
                                        Delphi Financial Group, Inc., Class A          104,902   4,631,423
                                        Harleysville Group, Inc.                       142,300   2,972,647
                                        Horace Mann Educators Corp.                    139,600   2,627,272
                                        Navigators Group, Inc. (a)                     127,316   4,401,314
                                        Phoenix Companies, Inc.                        295,000   3,510,500
                                        ProCentury Corp.                               215,700   2,163,471
                                        Quanta Capital Holdings Ltd. (a)               303,220   1,889,061
                                        RLI Corp.                                       76,881   3,428,893
                                        UICI                                           125,460   3,734,944
                                        United America Indemnity Ltd., Class A (a)     161,000   2,767,590
                                                                               Insurance Total  43,088,083
                                        ---------------------------------------------- ------- -----------
                     Real Estate - 6.4% Alexandria Real Estate Equities, Inc., REIT     44,220   3,247,959
                                        BioMed Realty Trust, Inc., REIT                 97,750   2,331,338
                                        Brandywine Realty Trust, REIT                  114,100   3,497,165
                                        Cousins Properties, Inc., REIT                  93,980   2,779,928
                                        EastGroup Properties, Inc., REIT               107,300   4,518,403
                                        Equity One, Inc., REIT                         138,900   3,153,030
                                        Getty Realty Corp., REIT                       112,280   3,110,156
                                        Mid-America Apartment Communities, Inc., REIT  118,240   5,370,461
                                        Nationwide Health Properties, Inc., REIT       183,700   4,337,157
                                        PS Business Parks, Inc., REIT                  122,000   5,422,900
                                        Tanger Factory Outlet Centers, Inc., REIT      128,100   3,449,733
                                        Universal Health Realty Income Trust, REIT      62,100   2,366,631
                                        Urstadt Biddle Properties, Inc., Class A, REIT 135,700   2,350,324
                                                                             Real Estate Total  45,935,185
                                                                                               -----------
                                                                              FINANCIALS TOTAL 194,387,010

HEALTH CARE - 9.5%
--------------------------------------- ---------------------------------------------- ------- -----------
Health Care Equipment & Supplies - 3.2% Bio-Rad Laboratories, Inc., Class A (a)         39,872   2,360,821
                                        Greatbatch, Inc. (a)                           125,400   2,997,060
                                        Haemonetics Corp. (a)                           79,960   3,249,575
                                        Invacare Corp.                                  79,400   3,522,184
                                        STERIS Corp.                                   159,800   4,118,046
                                        Sybron Dental Specialties, Inc. (a)             90,500   3,404,610
                                        Varian, Inc. (a)                                46,760   1,767,060
                                        Viasys Healthcare, Inc. (a)                     76,100   1,719,099
                                                        Health Care Equipment & Supplies Total  23,138,455

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                  June 30, 2005 Columbia Small Cap Value Fund

Common Stocks - (continued)

HEALTH CARE - (continued)                                                                 Shares  Value ($)
--------------------------------------- ------------------------------------------------ ------- ----------
Health Care Providers & Services - 5.9% Cross Country Healthcare, Inc. (a)               133,800  2,274,600
                                        Genesis HealthCare Corp. (a)                     104,250  4,824,690
                                        Gentiva Health Services, Inc. (a)                183,600  3,279,096
                                        Hooper Holmes, Inc.                              349,200  1,449,180
                                        Kindred Healthcare, Inc. (a)                     187,800  7,438,758
                                        OCA, Inc. (a)                                    274,600    516,248
                                        Owens & Minor, Inc.                               94,300  3,050,605
                                        PAREXEL International Corp. (a)                  172,000  3,414,200
                                        Pediatrix Medical Group, Inc. (a)                 86,200  6,339,148
                                        RehabCare Group, Inc. (a)                         81,700  2,183,841
                                        Res-Care, Inc. (a)                                95,200  1,290,912
                                        Symbion, Inc. (a)                                120,020  2,862,477
                                        United Surgical Partners International, Inc. (a)  62,800  3,270,624
                                                          Health Care Providers & Services Total 42,194,379
                                        ------------------------------------------------ ------- ----------
                 Pharmaceuticals - 0.4% Perrigo Co.                                      202,700  2,825,638
                                                                           Pharmaceuticals Total  2,825,638
                                                                                                 ----------
                                                                               HEALTH CARE TOTAL 68,158,472

INDUSTRIALS - 15.7%
--------------------------------------- ------------------------------------------------ ------- ----------
             Aerospace & Defense - 2.7% AAR Corp. (a)                                    196,302  3,083,904
                                        Esterline Technologies Corp. (a)                 135,100  5,414,808
                                        Kaman Corp., Class A                             165,600  2,987,424
                                        Ladish Co., Inc. (a)                             138,502  1,383,635
                                        Precision Castparts Corp.                         80,300  6,255,370
                                                                       Aerospace & Defense Total 19,125,141
                                        ------------------------------------------------ ------- ----------
         Air Freight & Logistics - 0.3% Ryder System, Inc.                                62,700  2,294,820
                                                                   Air Freight & Logistics Total  2,294,820
                                        ------------------------------------------------ ------- ----------
                        Airlines - 0.5% MAIR Holdings, Inc. (a)                           96,621    854,130
                                        Skywest, Inc.                                    147,000  2,672,460
                                                                                  Airlines Total  3,526,590
                                        ------------------------------------------------ ------- ----------
               Building Products - 0.5% NCI Building Systems, Inc. (a)                   107,200  3,516,160
                                                                         Building Products Total  3,516,160
                                        ------------------------------------------------ ------- ----------
  Commercial Services & Supplies - 4.4% ABM Industries, Inc.                             146,400  2,854,800
                                        Angelica Corp.                                    76,300  1,870,113
                                        Casella Waste Systems, Inc., Class A (a)         307,590  3,691,080
                                        Century Business Services, Inc. (a)              185,405    750,890
                                        Consolidated Graphics, Inc. (a)                  137,500  5,605,875
                                        Healthcare Services Group, Inc.                  263,750  5,296,100
                                        Imagistics International, Inc. (a)               152,200  4,261,600
                                        NCO Group, Inc. (a)                               93,900  2,031,057
                                        Sourcecorp, Inc. (a)                              93,700  1,857,134
                                        TeleTech Holdings, Inc. (a)                      228,000  1,858,200
                                        United Stationers, Inc. (a)                       31,650  1,554,015
                                                            Commercial Services & Supplies Total 31,630,864
                                        ------------------------------------------------ ------- ----------
      Construction & Engineering - 1.3% Comfort Systems USA, Inc. (a)                      5,684     37,401
                                        Dycom Industries, Inc. (a)                       137,200  2,717,932
                                        EMCOR Group, Inc. (a)                             45,800  2,239,620
                                        Washington Group International, Inc. (a)          87,900  4,493,448
                                                                Construction & Engineering Total  9,488,401

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                  June 30, 2005 Columbia Small Cap Value Fund

Common Stocks - (continued)

INDUSTRIALS - (continued)                                                                        Shares   Value ($)
----------------------------------------------- ----------------------------------------------- ------- -----------
                    Electrical Equipment - 1.3% Genlyte Group, Inc. (a)                         104,936   5,114,581
                                                Woodward Governor Co.                            51,600   4,335,948
                                                                             Electrical Equipment Total   9,450,529
                                                ----------------------------------------------- ------- -----------
                               Machinery - 2.3% Briggs & Stratton Corp.                          98,000   3,392,760
                                                EnPro Industries, Inc. (a)                      148,000   4,272,760
                                                Harsco Corp.                                    105,500   5,755,025
                                                Kadant, Inc. (a)                                 64,904   1,423,345
                                                Robbins & Myers, Inc.                            76,158   1,638,158
                                                                                        Machinery Total  16,482,048
                                                ----------------------------------------------- ------- -----------
                             Road & Rail - 0.9% Dollar Thrifty Automotive Group, Inc. (a)        93,000   3,532,140
                                                Werner Enterprises, Inc.                        156,100   3,065,804
                                                                                      Road & Rail Total   6,597,944
                                                ----------------------------------------------- ------- -----------
        Trading Companies & Distributors - 1.5% Hughes Supply, Inc.                             145,962   4,101,532
                                                Watsco, Inc.                                    162,400   6,918,240
                                                                 Trading Companies & Distributors Total  11,019,772
                                                                                                        -----------
                                                                                      INDUSTRIALS TOTAL 113,132,269

INFORMATION TECHNOLOGY - 11.3%
----------------------------------------------- ----------------------------------------------- ------- -----------
                Communications Equipment - 1.0% Anaren, Inc. (a)                                186,900   2,457,735
                                                Belden CDT, Inc.                                 89,550   1,898,460
                                                Black Box Corp.                                  56,600   2,003,640
                                                Tollgrade Communications, Inc. (a)              148,910   1,116,825
                                                                         Communications Equipment Total   7,476,660
                                                ----------------------------------------------- ------- -----------
                 Computers & Peripherals - 0.8% Electronics for Imaging, Inc. (a)                48,200   1,014,128
                                                Imation Corp.                                    73,300   2,843,307
                                                Intergraph Corp. (a)                             54,900   1,891,854
                                                                          Computers & Peripherals Total   5,749,289
                                                ----------------------------------------------- ------- -----------
      Electronic Equipment & Instruments - 2.6% Agilysys, Inc.                                  114,879   1,803,600
                                                Anixter International, Inc. (a)                  57,400   2,133,558
                                                Benchmark Electronics, Inc. (a)                 100,400   3,054,168
                                                Brightpoint, Inc. (a)                           215,500   4,781,945
                                                MTS Systems Corp.                               103,782   3,485,000
                                                Vishay Intertechnology, Inc. (a)                310,700   3,688,009
                                                               Electronic Equipment & Instruments Total  18,946,280
                                                ----------------------------------------------- ------- -----------
            Internet Software & Services - 0.5% Digitas, Inc. (a)                               117,820   1,344,326
                                                Keynote Systems, Inc. (a)                       179,900   2,099,433
                                                                     Internet Software & Services Total   3,443,759
                                                ----------------------------------------------- ------- -----------
                             IT Services - 1.4% Acxiom Corp.                                    137,641   2,873,944
                                                MAXIMUS, Inc.                                    62,790   2,215,859
                                                MPS Group, Inc. (a)                             511,850   4,821,627
                                                                                      IT Services Total   9,911,430
                                                ----------------------------------------------- ------- -----------
Semiconductors & Semiconductor Equipment - 1.9% ATMI, Inc. (a)                                   63,400   1,839,234
                                                Exar Corp. (a)                                  176,700   2,631,063
                                                Fairchild Semiconductor International, Inc. (a)  93,490   1,378,978
                                                Integrated Device Technology, Inc. (a)           80,943     870,137
                                                MEMC Electronic Materials, Inc. (a)             221,700   3,496,209
                                                Standard Microsystems Corp. (a)                 157,500   3,682,350
                                                         Semiconductors & Semiconductor Equipment Total  13,897,971

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                  June 30, 2005 Columbia Small Cap Value Fund

Common Stocks - (continued)

INFORMATION TECHNOLOGY - (continued)                                                             Shares  Value ($)
--------------------------------------------- ------------------------------------------------- ------- ----------
                              Software - 3.1% Captaris, Inc. (a)                                362,800  1,501,992
                                              Internet Security Systems, Inc. (a)               133,600  2,710,744
                                              Lawson Software, Inc. (a)                         178,000    916,700
                                              MSC.Software Corp. (a)                            231,500  3,183,125
                                              PLATO Learning, Inc. (a)                          288,791  2,131,278
                                              SeaChange International, Inc. (a)                  72,700    510,354
                                              Sybase, Inc. (a)                                  148,550  2,725,892
                                              Take-Two Interactive Software, Inc. (a)            94,350  2,401,207
                                              THQ, Inc. (a)                                      62,800  1,838,156
                                              Transaction Systems Architects, Inc., Class A (a) 172,900  4,258,527
                                                                                         Software Total 22,177,975
                                                                                                        ----------
                                                                           INFORMATION TECHNOLOGY TOTAL 81,603,364

MATERIALS - 7.2%
--------------------------------------------- ------------------------------------------------- ------- ----------
                             Chemicals - 2.5% Cytec Industries, Inc.                             82,600  3,287,480
                                              H.B. Fuller Co.                                   122,100  4,158,726
                                              Minerals Technologies, Inc.                        62,400  3,843,840
                                              Schulman (A.), Inc.                               164,044  2,934,747
                                              Sensient Technologies Corp.                       105,900  2,182,599
                                              Stepan Co.                                         88,500  1,955,850
                                                                                        Chemicals Total 18,363,242
                                              ------------------------------------------------- ------- ----------
                Construction Materials - 0.9% Eagle Materials, Inc.                              67,800  6,277,602
                                                                           Construction Materials Total  6,277,602
                                              ------------------------------------------------- ------- ----------
                Containers & Packaging - 1.3% AptarGroup, Inc.                                   61,800  3,139,440
                                              Greif, Inc., Class A                              103,100  6,299,410
                                                                           Containers & Packaging Total  9,438,850
                                              ------------------------------------------------- ------- ----------
                       Metals & Mining - 1.8% Alpha Natural Resources, Inc. (a)                 116,540  2,782,975
                                              AMCOL International Corp.                          96,100  1,805,719
                                              Carpenter Technology Corp.                         36,700  1,901,060
                                              Metal Management, Inc.                            101,900  1,971,765
                                              RTI International Metals, Inc. (a)                 92,300  2,899,143
                                              Worthington Industries, Inc.                       94,190  1,488,202
                                                                                  Metals & Mining Total 12,848,864
                                              ------------------------------------------------- ------- ----------
               Paper & Forest Products - 0.7% Glatfelter Co.                                    221,900  2,751,560
                                              Mercer International, Inc. (a)                    316,100  2,304,369
                                                                          Paper & Forest Products Total  5,055,929
                                                                                                        ----------
                                                                                        MATERIALS TOTAL 51,984,487

TELECOMMUNICATION SERVICES - 0.6%
--------------------------------------------- ------------------------------------------------- ------- ----------
Diversified Telecommunication Services - 0.3% North Pittsburgh Systems, Inc.                    110,013  2,151,854
                                                           Diversified Telecommunication Services Total  2,151,854
                                              ------------------------------------------------- ------- ----------
   Wireless Telecommunication Services - 0.3% Price Communications Corp. (a)                    141,180  2,442,414
                                                              Wireless Telecommunication Services Total  2,442,414
                                                                                                        ----------
                                                                       TELECOMMUNICATION SERVICES TOTAL  4,594,268

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                  June 30, 2005 Columbia Small Cap Value Fund

Common Stocks - (continued)

UTILITIES - 4.0%                                                                   Shares   Value ($)
---------------------------- -------------------------------------------------- --------- -----------
Electric Utilities - 3.3%    ALLETE, Inc.                                          63,400   3,163,660
                             Central Vermont Public Service Corp.                 154,600   2,860,100
                             CH Energy Group, Inc.                                104,200   5,067,246
                             El Paso Electric Co. (a)                             174,900   3,576,705
                             Maine & Maritimes Corp.                               34,900     855,050
                             MGE Energy, Inc.                                      60,986   2,218,671
                             Otter Tail Corp.                                      88,700   2,424,171
                             Puget Energy, Inc.                                   150,900   3,528,042
                                                                 Electric Utilities Total  23,693,645
                             -------------------------------------------------- --------- -----------
     Gas Utilities - 0.7%    Cascade Natural Gas Corp.                             66,500   1,363,250
                             Northwest Natural Gas Co.                             50,400   1,927,296
                             WGL Holdings, Inc.                                    53,500   1,799,740
                                                                      Gas Utilities Total   5,090,286
                                                                                          -----------
                                                                          UTILITIES TOTAL  28,783,931

                             Total Common Stocks
                             (cost of $526,122,583)                                       715,061,707

Short-Term Obligation - 0.5%                                                    Par ($)
---------------------------- -------------------------------------------------- --------- -----------
                             Repurchase agreement with State Street Bank &
                             Trust Co., dated 06/30/05, due 07/01/05 at 2.700%,
                             collateralized by a U.S. Treasury Bond maturing
                             02/15/19, market value of $3,976,875 (repurchase
                             proceeds $3,897,292)                               3,897,000   3,897,000

                             Total Short-Term Obligation
                             (cost of $3,897,000)                                           3,897,000

                             Total Investments - 99.8%
                             (cost of $530,019,583) (b)                                   718,958,707

                             Other Assets & Liabilities, Net - 0.2%                         1,235,278

                             Net Assets - 100.0%                                          720,193,985

                                   NOTES TO INVESTMENT PORTFOLIO:
                                (a)Non-income producing security.
                                (b)Cost for federal income tax purposes is
                                   $531,281,921.

                      ACRONYM NAME
                      ------- ----
                       REIT   Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                  June 30, 2005 Columbia Small Cap Value Fund


At June 30, 2005, the Fund held investment in the following sectors:
SECTOR (UNAUDITED)                                                   % OF NET ASSETS
------------------------------------------------------------------------------------
                  Financials                                               27.0%
                  Industrials                                              15.7
                  Consumer Discretionary                                   13.8
                  Information Technology                                   11.3
                  Health Care                                               9.5
                  Materials                                                 7.2
                  Energy                                                    6.5
                  Utilities                                                 4.0
                  Consumer Staples                                          3.7
                  Telecommunication Services                                0.6
                  Short-Term Obligation                                     0.5
                  Other Assets & Liabilities, Net                           0.2
                                                                          -----
                                                                          100.0%
                                                                          -----


                                See Accompanying Notes to Financial Statements.

       STATEMENT OF ASSETS AND LIABILITIES
                                           -----------------------------
       June 30, 2005                       Columbia Small Cap Value Fund


                                                                                            ($)
------------------------- -------------------------------------------------------- -----------
                   Assets Investments, at cost                                     530,019,583
                                                                                   -----------
                          Investments, at value                                    718,958,707
                          Receivable for:
                            Investments sold                                         2,746,001
                            Fund shares sold                                         2,667,677
                            Interest                                                       292
                            Dividends                                                  671,733
                          Reimbursement due from Investment Advisor                        309
                          Deferred Trustees' compensation plan                          27,980
                                                                                   -----------
                             Total Assets                                          725,072,699
                          -------------------------------------------------------- -----------
              Liabilities Payable to custodian bank                                     20,585
                          Payable for:
                            Investments purchased                                    2,607,834
                            Fund shares repurchased                                  1,204,219
                            Investment advisory fee                                    468,740
                            Transfer agent fee                                         149,448
                            Pricing and bookkeeping fees                                29,127
                            Chief compliance officer fees                                1,680
                            Trustees' fees                                                 670
                            Custody fee                                                  3,193
                            Distribution and service fees                              276,080
                          Deferred Trustees' fees                                       27,980
                          Other liabilities                                             89,158
                                                                                   -----------
                             Total Liabilities                                       4,878,714

                                                                        Net Assets 720,193,985
                          -------------------------------------------------------- -----------
Composition of Net Assets Paid-in capital                                          527,248,502
                          Accumulated net investment loss                              (21,011)
                          Accumulated net realized gain                              4,027,370
                          Net unrealized appreciation on investments               188,939,124
                                                                                   -----------
                                                                        Net Assets 720,193,985
                          -------------------------------------------------------- -----------
                  Class A Net assets                                               396,567,910
                          Shares outstanding                                         9,197,111
                          Net asset value per share                                   43.12(a)
                          Maximum offering price per share ($43.12/0.9425)            45.75(b)
                          -------------------------------------------------------- -----------
                  Class B Net assets                                               182,647,806
                          Shares outstanding                                         4,806,990
                          Net asset value and offering price per share                38.00(a)
                          -------------------------------------------------------- -----------
                  Class C Net assets                                                57,470,583
                          Shares outstanding                                         1,451,432
                          Net asset value and offering price per share                39.60(a)
                          -------------------------------------------------------- -----------
                  Class Z Net assets                                                83,507,686
                          Shares outstanding                                         1,875,101
                          Net asset value, offering and redemption price per share       44.54

                                (a)Redemption price per share is equal to net
                                   asset value less any applicable contingent deferred sales charge.
                                (b)On sales of $50,000 or more the offering
                                   price is reduced.

See Accompanying Notes to Financial Statements.

         STATEMENT OF OPERATIONS
                                          -----------------------------
         For the Year Ended June 30, 2005 Columbia Small Cap Value Fund

                                                                                                               ($)
--------------------------------------- -------------------------------------------------------------- ----------
                      Investment Income Dividends                                                      10,468,955
                                        Interest                                                           80,072
                                                                                                       ----------
                                          Total Investment Income                                      10,549,027
                                        -------------------------------------------------------------- ----------
                               Expenses Investment advisory fee                                         5,216,852
                                        Distribution fee:
                                          Class B                                                       1,483,813
                                          Class C                                                         359,124
                                        Service fee:
                                          Class A                                                         849,614
                                          Class B                                                         494,604
                                          Class C                                                         119,708
                                        Transfer agent fee                                              1,314,652
                                        Pricing and bookkeeping fees                                      173,139
                                        Trustees' fees                                                     16,916
                                        Custody fee                                                        61,593
                                        Chief compliance officer fees (See Note 4)                          6,072
                                        Non-recurring costs (See Note 8)                                   12,712
                                        Other expenses                                                    315,753
                                                                                                       ----------
                                          Total Expenses                                               10,424,552
                                        Non-recurring costs assumed by Investment Advisor (See Note 8)    (12,712)
                                        Custody earnings credit                                              (890)
                                                                                                       ----------
                                          Net Expenses                                                 10,410,950
                                                                                                       ----------
                                        Net Investment Income                                             138,077
                                        -------------------------------------------------------------- ----------
Net Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
    on Investments and Foreign Currency   Investments                                                  23,628,027
                                          Foreign currency transactions                                       (91)
                                                                                                       ----------
                                           Net realized gain                                           23,627,936
                                        Net change in unrealized appreciation on investments           44,908,271
                                                                                                       ----------
                                        Net Gain                                                       68,536,207
                                                                                                       ----------
                                        Net Increase in Net Assets from Operations                     68,674,284

                                See Accompanying Notes to Financial Statements.

        STATEMENT OF CHANGES IN NET ASSETS
                                           -----------------------------
                                           Columbia Small Cap Value Fund

                                                                                               Year Ended June 30,
                                                                                            -------------------------
Increase (Decrease) in Net Assets:                                                              2005 ($)  2004 ($)(a)
-------------------------------------- ---------------------------------------------------- -----------  -----------
                            Operations Net investment income (loss)                             138,077     (559,272)
                                       Net realized gain on investments and foreign
                                        currency transactions                                23,627,936   67,069,586
                                       Net change in unrealized appreciation (depreciation)
                                        on investments and foreign currency translations     44,908,271   93,910,222
                                                                                            -----------  -----------
                                       Net Increase from Operations                          68,674,284  160,420,536
                                       ---------------------------------------------------- -----------  -----------
Distributions Declared to Shareholders From net realized gains:
                                         Class A                                            (27,843,539)  (7,140,239)
                                         Class B                                            (17,698,720)  (6,385,740)
                                         Class C                                             (3,941,261)    (920,797)
                                         Class I                                                     --          (77)
                                         Class Z                                             (6,429,930)  (1,339,466)
                                                                                            -----------  -----------
                                          Total Distributions Declared to Shareholders      (55,913,450) (15,786,319)
                                       ---------------------------------------------------- -----------  -----------
                    Share Transactions Class A:
                                         Subscriptions                                      145,533,028  101,767,098
                                         Distributions reinvested                            25,655,362    6,411,053
                                         Redemptions                                        (75,814,920) (63,618,296)
                                                                                            -----------  -----------
                                          Net Increase                                       95,373,470   44,559,855
                                       Class B:
                                         Subscriptions                                       21,022,513   22,762,819
                                         Distributions reinvested                            15,894,102    5,644,770
                                         Redemptions                                        (68,587,715) (62,684,239)
                                                                                            -----------  -----------
                                          Net Decrease                                      (31,671,100) (34,276,650)
                                       Class C:
                                         Subscriptions                                       22,434,664   11,127,187
                                         Distributions reinvested                             3,099,402      752,490
                                         Redemptions                                         (7,734,365)  (6,986,805)
                                                                                            -----------  -----------
                                          Net Increase                                       17,799,701    4,892,872
                                       Class I:
                                         Subscriptions                                               --        1,050
                                         Distributions reinvested                                    --           77
                                         Redemptions                                                 --       (2,664)
                                                                                            -----------  -----------
                                          Net Decrease                                               --       (1,537)
                                       Class Z:
                                         Subscriptions                                       48,136,242   56,563,959
                                         Distributions reinvested                             2,278,715      693,082
                                         Redemptions                                        (34,331,058) (14,611,150)
                                                                                            -----------  -----------
                                          Net Increase                                       16,083,899   42,645,891
                                       Net Increase from Share Transactions                  97,585,970   57,820,431
                                                                                            -----------  -----------
                                           Total Increase in Net Assets                     110,346,804  202,454,648
                                       ---------------------------------------------------- -----------  -----------
                            Net Assets   Beginning of period                                609,847,181  407,392,533
                                         End of period                                      720,193,985  609,847,181
                                         Accumulated net investment loss at end of period       (21,011)     (26,781)

                                (a)Effective January 30, 2004, the Class I
                                   shares were liquidated.

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                          Columbia Small Cap Value Fund


                                                           Year Ended June 30,
                                                         -----------------------
                                                                2005    2004 (a)
----------------- -------------------------------------  ----------  ----------
Changes in Shares Class A:
                    Subscriptions                         3,468,955   2,683,022
                    Issued for distributions reinvested     605,222     171,190
                    Redemptions                          (1,810,292) (1,699,383)
                                                         ----------  ----------
                     Net Increase                         2,263,885   1,154,829
                  Class B:
                    Subscriptions                           565,332     661,962
                    Issued for distributions reinvested     423,844     168,350
                    Redemptions                          (1,851,257) (1,841,257)
                                                         ----------  ----------
                     Net Decrease                          (862,081) (1,010,945)
                  Class C:
                    Subscriptions                           578,975     308,746
                    Issued for distributions reinvested      79,309      21,611
                    Redemptions                            (200,290)   (198,317)
                                                         ----------  ----------
                     Net Increase                           457,994     132,040
                  Class I:
                    Subscriptions                                --          26
                    Issued for distributions reinvested          --           2
                    Redemptions                                  --         (64)
                                                         ----------  ----------
                     Net Decrease                                --         (36)
                  Class Z:
                    Subscriptions                         1,105,995   1,477,519
                    Issued for distributions reinvested      52,121      18,002
                    Redemptions                            (792,561)   (375,458)
                                                         ----------  ----------
                     Net Increase                           365,555   1,120,063

                                (a)Effective January 30, 2004, the Class I
                                   shares were liquidated.

                                See Accompanying Notes to Financial Statements.

          NOTES TO FINANCIAL STATEMENTS
                                        -----------------------------
          June 30, 2005                 Columbia Small Cap Value Fund

Note 1. Organization

Columbia Small Cap Value Fund (the "Fund"), a series of Columbia Funds Trust VI (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Fund seeks long-term growth by investing primarily in smaller capitalization equity securities.

Fund Shares

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure. Effective January 30, 2004, the Class I shares of the Fund were liquidated.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months of the time of purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at "fair value", such value is likely to be different from the last quoted market price for the security.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded

--------------------------------------------------------------------------------
                  June 30, 2005 Columbia Small Cap Value Fund

on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended June 30, 2005, permanent book and tax basis differences resulting primarily from differing treatments for REIT adjustments and foreign currency transactions were identified and reclassified among the components of the Fund's net assets as follows:

                       Accumulated   Accumulated
                      Net Investment Net Realized Paid-In
                           Loss          Gain     Capital
                      -----------------------------------
                        $(132,307)     $132,307     $--
                      -----------------------------------

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended June 30, 2005 and June 30, 2004 was as follows:

                                            June 30,   June 30,
                                                2005       2004
                -----------------------------------------------
                Distributions paid from:
                -----------------------------------------------
                 Ordinary income*        $23,936,007 $9,100,819
                -----------------------------------------------
                 Long-term capital gains  31,977,443  6,685,500
                                         ----------- ----------

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

--------------------------------------------------------------------------------
                  June 30, 2005 Columbia Small Cap Value Fund


As of June 30, 2005, the components of distributable earnings on a tax basis were as follows:

                   Undistributed Undistributed      Net
                     Ordinary      Long-Term    Unrealized
                      Income     Capital Gains Appreciation*
                   -----------------------------------------
                    $3,543,490    $10,387,332  $187,676,786
                   -----------------------------------------

*The differences between book-basis and tax-basis net unrealized appreciation are primarily due to the deferral of losses from wash sales.

Unrealized appreciation and depreciation at June 30, 2005, based on cost of investments for federal income tax purposes, was:

                   Unrealized appreciation      $200,342,594
                   Unrealized depreciation       (12,665,808)
                                                ------------
                    Net unrealized appreciation $187,676,786
                   ------------------------------------------

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                             Year of   Capital Loss
                            Expiration Carryforward
                            -----------------------
                               2006     $1,233,446
                               2007      1,233,446
                               2009      2,466,892
                               2012      3,700,337
                                       ------------
                                        $8,634,121
                            -----------------------

Capital loss carryforwards of $1,233,446 were utilized during the year ended June 30, 2005.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

                    Average Daily Net Assets Annual Fee Rate
                    ----------------------------------------
                       First $500 million         0.80%
                    ----------------------------------------
                       $500 to $1billion          0.75%
                    ----------------------------------------
                       Over $1 billion            0.70%
                    ----------------------------------------

For the year ended June 30, 2005, the Fund's effective investment advisory fee rate was 0.79%.

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended June 30, 2005, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.026%.

Transfer Agent Fee

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended June 30, 2005, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses, was 0.20%.

Underwriting Discounts, Service and Distribution Fees

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the year ended June 30, 2005, the Distributor has retained net underwriting discounts of $158,185 on sales of the Fund's Class A shares and

--------------------------------------------------------------------------------
                  June 30, 2005 Columbia Small Cap Value Fund

received net CDSC of $842, $231,869 and $7,799 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which allows the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of the Fund attributable to Class A, Class B and Class C shares. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fee Waivers

Columbia has voluntarily agreed to reimburse the Fund for certain expenses so that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.25% annually of the Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended June 30, 2005, the Fund paid $2,214 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Purchases and Sales of Securities

For the year ended June 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $251,248,579 and $207,824,364, respectively.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the year ended June 30, 2005, the Fund did not borrow under this arrangement.

Note 7. Shares of Beneficial Interest

As of June 30, 2005, the Fund had shareholders whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

                          Number of     % of Shares
                         Shareholders Outstanding Held
                         -----------------------------
                              1             9.0%
                         -----------------------------

--------------------------------------------------------------------------------
                  June 30, 2005 Columbia Small Cap Value Fund


As of June 30, 2005, the Fund had shareholders that held greater than 5% of the shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

                          Number of     % of Shares
                         Shareholders Outstanding Held
                         -----------------------------
                              1             5.6%
                         -----------------------------

Note 8. Disclosure of Significant Risks and Contingencies

Industry Focus

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings

On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Fund or its shareholders cannot currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

--------------------------------------------------------------------------------
                  June 30, 2005 Columbia Small Cap Value Fund


On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

For the year ended June 30, 2005, Columbia has assumed $12,712 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

               FINANCIAL HIGHLIGHTS
                                    -----------------------------
                                    Columbia Small Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                       Year Ended June 30,
                                                ------------------------------------------------------------------
Class A Shares                                       2005           2004            2003         2002         2001
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $  42.17    $  31.39       $  37.54        $  37.49     $  32.56

------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (loss) (a)                    0.11        0.08           0.02           (0.20)       (0.06)
Net realized and unrealized gain (loss) on
investments and foreign currency                    4.46       11.88          (1.54)           2.42         6.38
                                                --------    --------       --------        --------     --------
Total from Investment Operations                    4.57       11.96          (1.52)           2.22         6.32

------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net realized gains                            (3.62)      (1.18)         (4.51)          (2.17)       (1.39)
Return of capital                                     --          --          (0.12)             --           --
                                                --------    --------       --------        --------     --------
Total Distributions Declared
to Shareholders                                    (3.62)      (1.18)         (4.63)          (2.17)       (1.39)

------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $  43.12    $  42.17       $  31.39        $  37.54     $  37.49
Total return (b)                                   10.99%      38.58%(c)      (2.16)%(c)       6.43%       19.86%

------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (d)                              1.32%       1.42%          1.54%           1.57%        1.58%
Interest expense                                      --          --             --%(e)          --           --
Net investment income (loss) (d)                    0.28%       0.22%          0.07%          (0.55)%      (0.18)%
Waiver/reimbursement                                  --        0.01%          0.12%             --           --
Portfolio turnover rate                               31%         46%           118%             77%          29%
Net assets, end of period (000's)               $396,568    $292,365       $181,377        $142,551     $137,042

------------------------------------------------------------------------------------------------------------------

(a)Per share data was calculated using average shares outstanding during the period.
(b)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c)Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(e)Rounds to less than 0.01%.

--------------------------------------------------------------------------------
                          Columbia Small Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:


                                                                        Year Ended June 30,
                                                -------------------------------------------------------------------
Class B Shares                                        2005           2004            2003         2002         2001
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $  37.60     $  28.18       $  34.50        $  34.88     $  30.64

-------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment loss (a)                            (0.18)       (0.18)         (0.19)          (0.44)       (0.31)
Net realized and unrealized gain (loss) on
investments and foreign currency                    3.96        10.64          (1.50)           2.23         5.94
                                                --------     --------       --------        --------     --------
Total from Investment Operations                    3.78        10.46          (1.69)           1.79         5.63

-------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net realized gains                            (3.38)       (1.04)         (4.51)          (2.17)       (1.39)
Return of capital                                     --           --          (0.12)             --           --
                                                --------     --------       --------        --------     --------
Total Distributions Declared
to Shareholders                                    (3.38)       (1.04)         (4.63)          (2.17)       (1.39)

-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $  38.00     $  37.60       $  28.18        $  34.50     $  34.88
Total return (b)                                   10.18%       37.58%(c)      (2.93)%(c)       5.65%       18.83%

-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (d)                              2.07%        2.17%          2.30%           2.32%        2.33%
Interest expense                                      --           --             --%(e)          --           --
Net investment loss (d)                            (0.47)%      (0.53)%        (0.71)%         (1.30)%      (0.93)%
Waiver/reimbursement                                  --         0.01%          0.09%             --           --
Portfolio turnover rate                               31%          46%           118%             77%          29%
Net assets, end of period (000's)               $182,648     $213,159       $188,270        $231,602     $240,252

-------------------------------------------------------------------------------------------------------------------

(a)Per share data was calculated using average shares outstanding during the period.
(b)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(c)Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(e)Rounds to less than 0.01%.

--------------------------------------------------------------------------------
                          Columbia Small Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:


                                                                     Year Ended June 30,
                                                --------------------------------------------------------------
Class C Shares                                       2005          2004           2003        2002        2001
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $ 39.05     $ 29.24       $ 35.59        $ 35.91     $ 31.50

--------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment loss (a)                           (0.18)      (0.19)        (0.19)         (0.45)      (0.31)
Net realized and unrealized gain (loss) on
investments and foreign currency                   4.11       11.04         (1.53)          2.30        6.11
                                                -------     -------       -------        -------     -------
Total from Investment Operations                   3.93       10.85         (1.72)          1.85        5.80

--------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net realized gains                           (3.38)      (1.04)        (4.51)         (2.17)      (1.39)
Return of capital                                    --          --         (0.12)            --          --
                                                -------     -------       -------        -------     -------
Total Distributions Declared
to Shareholders                                   (3.38)      (1.04)        (4.63)         (2.17)      (1.39)

--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $ 39.60     $ 39.05       $ 29.24        $ 35.59     $ 35.91
Total return (b)                                  10.19%      37.56%(c)     (2.92)%(c)      5.66%      18.85%

--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (d)                             2.07%       2.17%         2.30%          2.32%       2.33%
Interest expense                                     --          --            --%(e)         --          --
Net investment loss (d)                           (0.47)%     (0.53)%       (0.71)%        (1.30)%     (0.93)%
Waiver/reimbursement                                 --        0.01%         0.10%            --          --
Portfolio turnover rate                              31%         46%          118%            77%         29%
Net assets, end of period (000's)               $57,471     $38,798       $25,186        $26,726     $27,886

--------------------------------------------------------------------------------------------------------------

(a)Per share data was calculated using average shares outstanding during the period.
(b)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(c)Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(e)Rounds to less than 0.01%.

--------------------------------------------------------------------------------
                          Columbia Small Cap Value Fund

Selected data for a share outstanding throughout each period is as follows:


                                                                    Year Ended June 30,
                                                ------------------------------------------------------------
Class Z Shares                                      2005          2004           2003        2002       2001
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $ 43.41    $ 32.24       $ 38.28        $ 38.09     $ 33.01

------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (loss) (a)                   0.23       0.21          0.24          (0.12)       0.02
Net realized and unrealized gain (loss) on
investments and foreign currency                   4.62      12.19         (1.65)          2.48        6.45
                                                -------    -------       -------        -------     -------
Total from Investment Operations                   4.85      12.40         (1.41)          2.36        6.47

------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net realized gains                           (3.72)     (1.23)        (4.51)         (2.17)      (1.39)
Return of capital                                    --         --         (0.12)            --          --
                                                -------    -------       -------        -------     -------
Total Distributions Declared
to Shareholders                                   (3.72)     (1.23)        (4.63)         (2.17)      (1.39)

------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $ 44.54    $ 43.41       $ 32.24        $ 38.28     $ 38.09
Total return (b)                                  11.34%     38.94%(c)     (1.79)%(c)      6.71%      20.05%

------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (d)                             1.07%      1.17%         1.25%          1.32%       1.33%
Interest expense                                     --         --            --%(e)         --          --
Net investment income (loss) (d)                   0.53%      0.52%         0.82%         (0.30)%      0.07%
Waiver/reimbursement                                 --       0.01%        0.38 %            --          --
Portfolio turnover rate                              31%        46%          118%            77%         29%
Net assets, end of period (000's)               $83,508    $65,526       $12,558        $   278     $    21

------------------------------------------------------------------------------------------------------------

(a)Per share data was calculated using average shares outstanding during the period.
(b)Total return at net asset value assuming all distributions reinvested.
(c)Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(e)Rounds to less than 0.01%.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                                        -----------------------------
                                                        Columbia Small Cap Value Fund

To the Trustees of Columbia Funds Trust VI and the Shareholders of Columbia Small Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Value Fund (the "Fund") (a series of Columbia Funds Trust VI) at June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 25, 2005

              UNAUDITED INFORMATION
                                    -----------------------------
                                    Columbia Small Cap Value Fund

Federal Income Tax Information

For the fiscal year ended June 30, 2005, the Fund designates long-term capital gains of $17,185,303.

25.95% of the ordinary income distributed by the Fund, for the year ended June 30, 2005, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 25.90%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period July 1, 2004 to June 30, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

                        TRUSTEES
                                 -----------------------
                                     Columbia Small Cap
                                             Value Fund

The Trustrees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds,       Principal occupation(s) during past five years, Number of
Year first elected or appointed to office/1/      portfolios in Columbia Funds Complex overseen by
                                                  trustee/director, Other directorships held

Disinterested Trustees
DOUGLAS A. HACKER (Age 49)                        Executive Vice President-Strategy of United Airlines
P.O. Box 66100                                    (airline) since December, 2002 (formerly President of UAL
Chicago, IL 60666                                 Loyalty Services (airline) from September, 2001 to
Trustee (since 1996)                              December, 2002; Executive Vice President and Chief
                                                  Financial Officer of United Airlines from July, 1999 to
                                                  September, 2001; Senior Vice President-Finance from March,
                                                  1993 to July, 1999). Oversees 104, Nash Finch Company (food distributor)
                                                  ------------------------------------------------------------
JANET LANGFORD KELLY (Age 47)                     Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law
9534 W. Gull Lake Drive                           firm); Adjunct Professor of Law, Northwestern University,
Richland, MI 49083-8530                           since September, 2004 (formerly Chief Administrative
Trustee (since 1996)                              Officer and Senior Vice President, Kmart Holding
                                                  Corporation (consumer goods), from September, 2003 to
                                                  March, 2004; Executive Vice President-Corporate Development
                                                  and Administration, General Counsel and Secretary, Kellogg
                                                  Company (food manufacturer), from September, 1999 to
                                                  August, 2003; Senior Vice President, Secretary and General
                                                  Counsel, Sara Lee Corporation (branded, packaged,
                                                  consumer-products manufacturer) from January, 1995 to
                                                  September, 1999). Oversees 104, None
                                                  ------------------------------------------------------------
RICHARD W. LOWRY (Age 69)                         Private Investor since August, 1987 (formerly Chairman and
10701 Charleston Drive                            Chief Executive Officer, U.S. Plywood Corporation (building
Vero Beach, FL 32963                              products manufacturer)). Oversees 106(3), None
Trustee (since 1995)
                                                  ------------------------------------------------------------
CHARLES R. NELSON (Age 62)                        Professor of Economics, University of Washington, since
Department of Economics                           January, 1976; Ford and Louisa Van Voorhis Professor of
University of Washington                          Political Economy, University of Washington, since
Seattle, WA 98195                                 September, 1993 (formerly Director, Institute for Economic
Trustee (since 1981)                              Research, University of Washington from September, 2001 to
                                                  June, 2003) Adjunct Professor of Statistics, University of
                                                  Washington, since September, 1980; Associate Editor,
                                                  Journal of Money Credit and Banking, since September, 1993;
                                                  consultant on econometric and statistical matters. Oversees
                                                  104, None
                                                  ------------------------------------------------------------
JOHN J. NEUHAUSER (Age 62)                        Academic Vice President and Dean of Faculties since August,
84 College Road                                   1999, Boston College (formerly Dean, Boston College School
Chestnut Hill, MA 02467-3838                      of Management from September, 1977 to August, 1999).
Trustee (since 1985)                              Oversees 1063, Saucony, Inc. (athletic footwear)
                                                  ------------------------------------------------------------

                                /1/In December 2000, the boards of each of the
                                   former Liberty Funds and former Stein Roe
                                   Funds were combined into one board of
                                   trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

--------------------------------------------------------------------------------
                                 Columbia Small Cap
                                         Value Fund

Name, address and age, Position with funds,           Principal occupation(s) during past five years, Number of
Year first elected or appointed to office/1/          portfolios in Columbia Funds Complex overseen by
                                                      trustee/director, Other directorships held

Disinterested Trustees
PATRICK J. SIMPSON (Age 61)                           Partner, Perkins Coie L.L.P. (law firm). Oversees 104, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)
                                                      ------------------------------------------------------------
THOMAS E. STITZEL (Age 69)                            Business Consultant since 1999 (formerly Professor of
2208 Tawny Woods Place                                Finance from 1975 to 1999, College of Business, Boise State
Boise, ID 83706                                       University); Chartered Financial Analyst. Oversees 104, None
Trustee (since 1998)
                                                      ------------------------------------------------------------
THOMAS C. THEOBALD (Age 68)                           Partner and Senior Advisor, Chicago Growth Partners
8 Sound Shore Drive,                                  (private equity investing) since September, 2004 (formerly
Suite 285                                             Managing Director, William Blair Capital Partners (private
Greenwich, CT 06830                                   equity investing) from September, 1994 to September, 2004).
Trustee and Chairman of the Board/4/                  Oversees 104, Anixter International (network support
(since 1996)                                          equipment distributor); Ventas, Inc. (real estate
                                                      investment trust); Jones Lang LaSalle (real estate
                                                      management services) and Ambac Financial Group (financial
                                                      guaranty insurance)
                                                      ------------------------------------------------------------
ANNE-LEE VERVILLE (Age 59)                            Retired since 1997 (formerly General Manager, Global
359 Stickney Hill Road                                Education Industry, IBM Corporation (computer and
Hopkinton, NH 03229                                   technology) from 1994 to 1997). Oversees 104, Chairman of
Trustee (since 1998)                                  the Board of Directors, Enesco Group, Inc. (designer,
                                                      importer and distributor of giftware and collectibles)
                                                      ------------------------------------------------------------
RICHARD L. WOOLWORTH (Age 64)                         Retired since December 2003 (formerly Chairman and Chief
100 S.W. Market Street                                Executive Officer, The Regence Group (regional health
#1500                                                 insurer); Chairman and Chief Executive Officer, BlueCross
Portland, OR 97207                                    BlueShield of Oregon; Certified Public Accountant, Arthur
Trustee (since 1991)                                  Young & Company). Oversees 104, Northwest Natural Gas Co.
                                                      (natural gas service provider)
                                                      ------------------------------------------------------------

Interested Trustee
WILLIAM E. MAYER/2/ (Age 65)                          Partner, Park Avenue Equity Partners (private equity) since
399 Park Avenue                                       February, 1999 (formerly Partner, Development Capital LLC
Suite 3204                                            from November 1996 to February, 1999). Oversees 106/3/, Lee
New York, NY 10022                                    Enterprises (print media), WR Hambrecht + Co. (financial
Trustee (since 1994)                                  service provider); Reader's Digest (publishing); OPENFIELD
                                                      Solutions (retail industry technology provider)
                                                      ------------------------------------------------------------

                                /2/Mr. Mayer is an "interested person" (as
                                   defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
                                /3/Messrs. Lowry, Neuhauser and Mayer also
                                   serve as directors/trustees of the Liberty
                                   All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
                                /4/Mr. Theobald was appointed as Chairman of
                                   the Board effective December 10, 2003.
                                   The Statement of Additional Information
                                   Includes additional information about the
                                   Trustees of the Funds and is available,
                                   without charge, upon request by calling
                                   800-426-3750.

                        OFFICERS
                                 -----------------------
                                     Columbia Small Cap
                                             Value Fund


Name, address and age, Position with Columbia
Funds, Year first elected or appointed to office          Principal occupation(s) during past five years

CHRISTOPHER L. WILSON (Age 47)                            Head of Mutual Funds since August, 2004 and Senior Vice
One Financial Center                                      President of the Advisor since January, 2005; President of
Boston, MA 02111                                          the Columbia Funds, Liberty Funds and Stein Roe Funds since
President (since 2004)                                    October, 2004; President and Chief Executive Officer of the
                                                          Nations Funds since January, 2005; President of the Galaxy
                                                          Funds since April 2005; Director of Bank of America Global
                                                          Liquidity Funds, plc since May 2005; Director of Banc of
                                                          America Capital Management (Ireland), Limited since May
                                                          2005; Senior Vice President of BACAP Distributors LLC since
                                                          January, 2005; Director of FIM Funding, Inc. since January,
                                                          2005; Senior Vice President of Columbia Funds Distributor,
                                                          Inc. since January, 2005; Director of Columbia Funds
                                                          Services, Inc. since January, 2005 (formerly President and
                                                          Chief Executive Officer, CDC IXIS Asset Management
                                                          Services, Inc. from September, 1998 to August, 2004).
                                                          ------------------------------------------------------------
J. KEVIN CONNAUGHTON (Age 40)                             Treasurer of the Columbia Funds since October, 2003 and of
One Financial Center                                      the Liberty Funds, Stein Roe Funds and All-Star Funds since
Boston, MA 02111                                          December, 2000; Vice President of the Advisor since April,
Treasurer (since 2000)                                    2003 (formerly President of the Columbia Funds, Liberty
                                                          Funds and Stein Roe Funds from February, 2004 to October,
                                                          2004; Chief Accounting Officer and Controller of the
                                                          Liberty Funds and All-Star Funds from February, 1998 to
                                                          October, 2000); Treasurer of the Galaxy Funds since
                                                          September, 2002 (formerly Treasurer from December, 2002 to
                                                          December, 2004 and President from February, 2004 to
                                                          December, 2004 of the Columbia Management Multi-Strategy
                                                          Hedge Fund, LLC; Vice President of Colonial Management
                                                          Associates, Inc. from February, 1998 to October, 2000).
                                                          ------------------------------------------------------------
MARY JOAN HOENE (Age 54)                                  Senior Vice President and Chief Compliance Officer of the
40 West 57th Street                                       Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star
New York, NY 10005                                        Funds since August, 2004 (formerly Partner, Carter, Ledyard
Senior Vice President and                                 & Milburn LLP from January, 2001 to August, 2004; Counsel,
Chief Compliance Officer (since 2004)                     Carter, Ledyard & Milburn LLP from November, 1999 to
                                                          December, 2000; Vice President and Counsel, Equitable Life
                                                          Assurance Society of the United States from April, 1998 to
                                                          November, 1999).
                                                          ------------------------------------------------------------
MICHAEL G. CLARKE (Age 35)                                Chief Accounting Officer of the Columbia Funds, Liberty
One Financial Center                                      Funds, Stein Roe Funds and All-Star Funds since October,
Boston, MA 02111                                          2004 (formerly Controller of the Columbia Funds, Liberty
Chief Accounting Officer (since 2004)                     Funds, Stein Roe Funds and All-Star Funds from May, 2004 to
                                                          October, 2004; Assistant Treasurer from June, 2002 to May,
                                                          2004; Vice President, Product Strategy & Development of the
                                                          Liberty Funds and Stein Roe Funds from February, 2001 to
                                                          June, 2002; Assistant Treasurer of the Liberty Funds, Stein
                                                          Roe Funds and the All-Star Funds from August, 1999 to
                                                          February, 2001; Audit Manager, Deloitte & Touche LLP from
                                                          May, 1997 to August, 1999).
                                                          ------------------------------------------------------------
JEFFREY R. COLEMAN (Age 35)                               Controller of the Columbia Funds, Liberty Funds, Stein Roe
One Financial Center                                      Funds and All-Star Funds since October, 2004 (formerly Vice
Boston, MA 02111                                          President of CDC IXIS Asset Management Services, Inc. and
Controller (since 2004)                                   Deputy Treasurer of the CDC Nvest Funds and Loomis Sayles
                                                          Funds from February, 2003 to September, 2004; Assistant
                                                          Vice President of CDC IXIS Asset Management Services, Inc.
                                                          and Assistant Treasurer of the CDC Nvest Funds from August,
                                                          2000 to February, 2003; Tax Manager of PFPC, Inc. from
                                                          November, 1996 to August, 2000).
                                                          ------------------------------------------------------------
R. SCOTT HENDERSON (Age 45)                               Secretary of the Columbia Funds, Liberty Funds and Stein
One Financial Center                                      Roe Funds since December, 2004 (formerly Of Counsel,
Boston, MA 02111                                          Bingham McCutchen from April, 2001 to September, 2004;
Secretary (since 2004)                                    Executive Director and General Counsel, Massachusetts
                                                          Pension Reserves Investment Management Board from
                                                          September, 1997 to March, 2001).
                                                          ------------------------------------------------------------

                  COLUMBIA FUNDS
                                 -----------------------------
                                 Columbia Small Cap Value Fund

------------------------  ---------------------------------------------------------------------------
           Large Growth   Columbia Growth Stock
                          Columbia Large Cap Growth
                          Columbia Tax-Managed Growth
                          Columbia Tax-Managed Growth II*
                          Columbia Young Investor
                          ---------------------------------------------------------------------------
            Large Value   Columbia Disciplined Value
                          Columbia Growth & Income*
                          Columbia Large Cap Core
                          Columbia Tax-Managed Value*
                          ---------------------------------------------------------------------------
          Midcap Growth   Columbia Acorn Select
                          Columbia Mid Cap Growth
                          ---------------------------------------------------------------------------
           Midcap Value   Columbia Dividend Income
                          Columbia Mid Cap Value*
                          Columbia Strategic Investor
                          ---------------------------------------------------------------------------
           Small Growth   Columbia Acorn
                          Columbia Acorn USA
                          Columbia Small Company Equity
                          ---------------------------------------------------------------------------
            Small Value   Columbia Small Cap Value
                          ---------------------------------------------------------------------------
               Balanced   Columbia Asset Allocation
                          Columbia Balanced
                          Columbia Liberty Fund
                          Columbia Thermostat
                          ---------------------------------------------------------------------------
              Specialty   Columbia Real Estate Equity
                          Columbia Technology
                          Columbia Utilities
                          ---------------------------------------------------------------------------
   Taxable Fixed-Income   Columbia Federal Securities
                          Columbia Fixed Income Securities*
                          Columbia High Yield
                          Columbia High Yield Opportunity
                          Columbia Income*
                          Columbia Intermediate Bond
                          Columbia Intermediate Government Income*
                          Columbia Quality Plus Bond
                          Columbia Short Term Bond*
                          Columbia Strategic Income
                          ---------------------------------------------------------------------------
             Tax Exempt   Columbia High Yield Municipal
                          Columbia Intermediate Tax-Exempt Bond
                          Columbia Managed Municipals*
                          Columbia Tax-Exempt
                          Columbia Tax-Exempt Insured
                          ---------------------------------------------------------------------------
Single State Tax Exempt   Columbia California Tax-Exempt
                          Columbia Connecticut Intermediate Municipal Bond
                          Columbia Connecticut Tax-Exempt
                          Columbia Florida Intermediate Municipal Bond*
                          Columbia Massachusetts Intermediate Municipal Bond
                          Columbia Massachusetts Tax-Exempt
                          Columbia New Jersey Intermediate Municipal Bond
                          Columbia New York Intermediate Municipal Bond
                          Columbia New York Tax-Exempt
                          Columbia Oregon Municipal Bond
                          Columbia Pennsylvania Intermediate Municipal Bond*
                          Columbia Rhode Island Intermediate Municipal Bond
                          ---------------------------------------------------------------------------
           Money Market   Columbia Money Market*
                          Columbia Municipal Money Market*

                          -----------------------------
                          Columbia Small Cap Value Fund

---------------------  ---------------------------------------------------------------------------
International/Global   Columbia Acorn International
                       Columbia Acorn International Select
                       Columbia Global Equity
                       Columbia International Stock
                       Columbia Newport Greater China
                       Columbia Newport Tiger*
                       ---------------------------------------------------------------------------
               Index   Columbia Large Company Index*
                       Columbia Small Company Index*
                       Columbia U.S. Treasury Index

                                  *The fund's trustees have approved the merger
                                   of this fund, which is scheduled to occur before the end of 2005.

                                   PLEASE CONSIDER THE INVESTMENT OBJECTIVES,
                                   RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND
                                   CAREFULLY BEFORE INVESTING. CONTACT US AT
                                   800-345-6611 FOR A PROSPECTUS WHICH CONTAINS
                                   THIS AND OTHER IMPORTANT INFORMATION ABOUT
                                   THE FUND. READ IT CAREFULLY BEFORE YOU
                                   INVEST.

                                   For complete product information on any
                                   Columbia fund, visit our website at
                                   www.columbiafunds.com.
                                   Columbia Management is the primary
                                   investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. will combine with Banc of America Capital Management, LLC on or about September 30, 2005. At that time, the newly combined advisor will undergo a name change to Columbia Management Advisors, LLC and will continue to operate as a SEC-registered investment advisor, wholly owned subsidiary of Bank of America, N.A. and part of Columbia Management.

     IMPORTANT INFORMATION ABOUT THIS REPORT
                                             -----------------------------
                                             Columbia Small Cap Value Fund

Transfer Agent
Columbia Management Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800-345-6611

Distributor
Columbia Management Distributors, Inc.
One Financial Center
Boston MA 02111

Investment Advisor
Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110
The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Small Cap Value Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.



Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. will combine with Banc of America Capital Management, LLC on or about September 30, 2005. At that time, the newly combined advisor will undergo a name change to Columbia Management Advisors, LLC and will continue to operate as a SEC-registered investment advisor, wholly owned subsidiary of Bank of America, N.A. and part of Columbia Management.

[GRAPHIC APPEARS HERE]     Help your fund reduce printing and postage costs!
                           Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

                           Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Small Cap Value Fund Annual Report, June 30, 2005

Columbia Management(R)

Item 2. Code of Ethics.

        (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

        (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

        (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the series of the registrant whose report to stockholders is included in this annual filing.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended June 30, 2005 and June 30, 2004 are approximately as follows:

                           2005                2004
                        $  25,000           $  22,800

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended June 30, 2005 and June 30, 2004 are approximately as follows:

                           2005                2004
                        $   3,700           $   4,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2005 and 2004, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended June 30, 2005 and June 30, 2004 are approximately as follows:

                           2005                2004
                        $   4,200           $   4,900

Tax Fees in both fiscal years 2005 and 2004 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended June 30, 2005 and June 30, 2004 are approximately as follows:

                           2005                2004
                        $       0           $       0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the "de minimus" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

I. General Overview

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. General Procedures

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from June 1 through May 31 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

        . A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;
        . The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;

        . The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.
        . If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. Certain Other Services Provided to Adviser Entities

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV. Reporting to the Audit Committee

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

        .       A general description of the services, and
        .       Actual billed and projected fees, and

        . The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V. Amendments; Annual Approval by Audit Committee

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended June 30, 2005 and June 30, 2004 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended June 30, 2005 and June 30, 2004 are disclosed in (b) through (d) of this Item.

During the fiscal years ended June 30, 2005 and June 30, 2004, there were no Audit-Related Fees or Tax Fees that were approved for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X. During the fiscal years ended June 30, 2005 and June 30, 2004, All Other Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $95,500 and $95,000, respectively. For both fiscal years, All Other Fees consist primarily of internal controls reviews of the registrant's transfer agent.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during both fiscal years ended June 30, 2005 and June 30, 2004 was zero.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

        (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

        (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)             Columbia Funds Trust VI
                         --------------------------------------

By (Signature and Title) /S/ Christopher L. Wilson
                         --------------------------------------
                         Christopher L. Wilson, President

Date                     August 29, 2005
                         --------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /S/ Christopher L. Wilson
                         --------------------------------------
                         Christopher L. Wilson, President

Date                     August 29, 2005
                         --------------------------------------

By (Signature and Title) /S/ J. Kevin Connaughton
                         --------------------------------------
                         J. Kevin Connaughton, Treasurer

Date                     August 29, 2005
                         --------------------------------------